UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2006

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 9, 2006, Autobytel Inc., a Delaware corporation (“Autobytel”), announced its financial results for the quarter ended September 30, 2006. A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1.

In connection therewith, Autobytel held a telephone conference call that was webcast on November 9, 2006. A transcript of such call is attached hereto as Exhibit 99.2.

The attached press release and transcript are incorporated herein solely for purposes of this Item 2.02 disclosure. This Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing. In addition, the press release and transcript furnished as exhibits to this report include “safe harbor” language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel’s business contained in the press release and/or transcript are “forward-looking” rather than “historic.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated November 9, 2006.

99.2	Transcript of Conference Call by Autobytel Inc., dated November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President
and Chief Legal and Administrative Officer

Date: November 15, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated November 9, 2006.

99.2	Transcript of Conference Call by Autobytel Inc., dated November 9, 2006.